SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 20, 2004

                        MCKENZIE BAY INTERNATIONAL, LTD.
                          (EXACT NAME OF REGISTRANT AS
                           SPECIFIED IN ITS CHARTER)

                      DELAWARE                               000-49690
   (STATE OR OTHER JURISDICTION OF INCORPORATION)    (COMMISSION FILE NUMBER)

                                   51-0386871
                                 (IRS EMPLOYER
                              IDENTIFICATION NO.)

                                 975 SPAULDING
                             GRAND RAPIDS, MICHIGAN
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
                                     49546
                                   (ZIP CODE)
                         REGISTRANT'S TELEPHONE NUMBER,
                      INCLUDING AREA CODE:  (616) 940-3800


===============================================================================

Item 5.   Other Events.

McKenzie Bay International, Ltd. (the "Company") issued a press release, dated August 20, 2004 entitled-"WindStor agreement with 'The Savoy' condominium signals start of first Toronto installation." The press release is in its entirety below:

WindStor agreement with "The Savoy" condominium signals start of first Toronto installation

Thursday August 19, 4:21 pm ET

TORONTO, ON/BRIGHTON, MI, Aug. 19 /PRNewswire-FirstCall/ - McKenzie Bay International Ltd. (OTC:MKBY.PK - News) has signed an Agreement with M.T.C.C. 815, "The Savoy", to perform a wind resource evaluation for a WindStor(SM) System configuration employing one 200 kW rooftop mounted DERMOND Wind Turbine. The Savoy is a twenty-two storey, 210 unit, condominium located at 10 Torresdale Avenue, Toronto, Ontario, Canada. WindStor Power Co., a wholly owned McKenzie Bay subsidiary, is proposing to sell electricity to The Savoy at a fixed rate under a long-term supply arrangement employing WindStor equipment to reduce existing electricity costs while minimizing the impact of future rate increases for grid-supplied electricity.

The installation is contingent on sufficient wind resource being present resulting in an economic pricing structure for WindStor Power Co. and The Savoy. It is also contingent upon obtaining all necessary approvals for a rooftop installation, connecting onsite inside the Ontario Hydro meter, and the structural integrity of the building to support a 200 kW rooftop mounted DERMOND wind turbine.

Including The Savoy, a total of eight Agreements have now been signed to evaluate wind resources for WindStor Systems representing a potential for more than 600 rooftop and ground mounted DERMOND wind turbines. Wind studies are underway in Las Vegas, NV; Middletown, PA; and five Southeast Michigan sites including Dearborn, Flint, and Dexter in the greater Detroit area.

About WindStor
-------------------------------------------------------------------------------

WindStor(SM) is an electricity management system that provides retail users with electricity at fixed, long-term, rates by generating electricity at the user's location with a DERMOND wind turbine "DWT(SM)" and storing excess electricity in a battery for distribution in peak demand periods with a proprietary "System Integrator". The first DERMOND wind turbine is presently being installed at the University of Quebec Abitibi Temiscaming in Rouyn-Noranda, Quebec, Canada.

    Contact: McKenzie Bay International Ltd: info@mckenziebay.com
             Investor Relations: Richard Kaiser - 800-631-8127
             (001-757-306-6090)

This information statement contains statements that are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as 'estimates,' 'anticipates,' 'plans,' 'believes,' 'projects,' 'expects,' 'intends,' 'predicts,' 'future,' 'may,' 'potential,' 'contemplates,' 'will,' 'should,' 'could,' 'would' or the negative of such terms or other comparable terminology. These statements relate to the Company's future operations and financial performance or other future events. These statements are only predictions and not guarantees of future success. Many of the forward-looking statements are based on assumptions about future events that may prove inaccurate. Actual events, results, performance or achievements may differ materially from the events, results, performance or achievements discussed in the forward-looking statements. These differences may result from a variety of factors, including the following: lack of operating history; unavailability of future equity infusions and other financing alternatives; failure or delays in further developing proprietary processes or effectively commercializing such processes; dependence on the success of entering the energy production market; and concentration of ownership of the Company's common stock by directors and officers. These and other factors that may emerge could cause decisions to differ materially from current expectations. McKenzie Bay undertakes no obligation to revise, update or clarify forward-looking statements to reflect events or conditions after the date of this information statement.

--------------------------------------------------------------------------------
Source: McKenzie Bay International Ltd.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


MCKENZIE BAY INTERNATIONAL, LTD.


Date:August 20, 2004

By: /s/ Gregory N. Bakeman
---------------------------
      Gregory N. Bakeman
      Chief Financial Officer,
      Treasurer and Director